UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 30, 2020

Commission	Registrants;						I.R.S. Employer
File Number	Address and Telephone Number					States of Incorporation	Identification Nos.

1-3525	AMERICAN ELECTRIC POWER CO INC.					New York	13-4922640
333-221643	AEP TEXAS INC.					Delaware	51-0007707
333-217143	AEP TRANSMISSION COMPANY, LLC					Delaware	46-1125168
1-3457	APPALACHIAN POWER COMPANY					Virginia	54-0124790
1-3570	INDIANA MICHIGAN POWER COMPANY					Indiana	35-0410455
1-6543	OHIO POWER COMPANY					Ohio	31-4271000
0-343	PUBLIC SERVICE COMPANY OF OKLAHOMA					Oklahoma	73-0410895
1-3146	SOUTHWESTERN ELECTRIC POWER COMPANY					Delaware	72-0323455
	1 Riverside Plaza,		Columbus,	Ohio	43215-2373
	Telephone	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
American Electric Power Company Inc.	Common Stock, $6.50 par value	AEP	New York Stock Exchange
American Electric Power Company Inc.	6.125% Corporate Units	AEP PR B	New York Stock Exchange

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 8.01

American Electric Power Company, Inc., AEP Texas Inc., AEP Transmission Company, LLC, Appalachian Power Company, Indiana Michigan Power Company, Ohio Power Company, Public Service Company of Oklahoma and Southwestern Electric Power Company (the “Registrants”) are filing this Current Report on Form 8-K to supplement the risk factors described in Item 1A of the Registrants’ combined Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The following risk factor should be read in conjunction with the risk factors described in the combined Annual Report on Form 10-K.

Our financial condition and results of operations could be adversely affected by the recent coronavirus outbreak.
We are responding to the global outbreak (pandemic) of the 2019 novel coronavirus (COVID 19) by taking steps to mitigate the potential risks to us posed by its spread. We provide a critical service to our customers which means that we must keep our employees who operate our businesses safe and minimize unnecessary risk of exposure to the virus. We have updated and implemented our company-wide pandemic plan to address specific aspects of the coronavirus pandemic. This plan guides our emergency response, business continuity, and the precautionary measures we are taking on behalf of employees and the public. We have taken extra precautions for our employees who work in the field and for employees who continue to work in our facilities, and we have implemented work from home policies where appropriate. We have informed both our retail customers and state regulators that disconnections for non-payment will be temporarily suspended. This is a rapidly evolving situation that could lead to extended disruption of economic activity in our markets. We have instituted measures to ensure our supply chain remains open to us; however, there could be global shortages that will impact our maintenance and capital programs that we currently cannot anticipate. We will continue to monitor developments affecting both our workforce and our customers, and we will take additional precautions that we determine are necessary in order to mitigate the impacts. We continue to implement strong physical and cyber-security measures to ensure that our systems remain functional in order to both serve our operational needs with a remote workforce and keep them running to ensure uninterrupted service to our customers. We will continue to review and modify our plans as conditions change. Despite our efforts to manage these impacts to the Company, their ultimate impact also depends on factors beyond our knowledge or control, including the duration and severity of this outbreak as well as third-party actions taken to contain its spread and mitigate its public health effects. Therefore, we currently cannot estimate the potential impact to our financial position, results of operations and cash flows.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

March 30, 2020